UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 4, 2007
Date of Report
(Date of earliest event reported)
SMITH INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8514 (Commission File Number)	95-3822631 (I.R.S. Employer Identification No.)
16740 Hardy Street
Houston, Texas
(Address of principal executive offices)
77032
(Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 4, 2007, the Compensation and Benefits Committee of the Company’s Board of Directors approved increases to the base salaries of the Named Executive Officers, effective January 1, 2008, in the following amounts: Doug Rock, Chairman of the Board and Chief Executive Officer, $125,000; Margaret Dorman, Chief Financial Officer, $70,000; Donald McKenzie, President and CEO M-I SWACO, $33,000; Bryan Dudman, President Smith Services, $103,000; John Kennedy, President and CEO Wilson, $20,000. In addition, the grade level of the executive positions of Ms. Dorman and Mr. Dudman were increased which makes them eligible for a higher percentage cash bonus and a higher level of equity awards.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH INTERNATIONAL, INC.
Date: December 10, 2007	/s/ RICHARD E. CHANDLER, JR.
By: Richard E. Chandler, Jr.
Senior Vice President, General Counsel and Secretary